Volumetric Fund, Inc.

VOLMX

February 16, 2021

Supplement to the Volumetric Fund, Inc. (the “Fund”) Summary Prospectus, Prospectus, and Statement of Additional Information dated April 17, 2020, as supplemented September 29, 2020 and December 22, 2020.

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Effective February 22, 2021:

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, will begin to serve in the capacity as transfer agent, fund accountant and dividend paying agent. The Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are hereby revised to reflect this change.

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The following disclosure related to the purchase and sale of Fund shares is added to the Fund’s prospectus and replaces any contradictory disclosure in its entirety:

All shareholder forms, documents and checks should be sent to:

Volumetric Fund Inc.,

c/o Ultimus Fund Solutions, LLC

PO Box 541150

Omaha, NE 68154

Via Overnight Delivery:

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

4221 N. 203rd Street, Suite 100

Elkhorn, NE 68022

Purchase of Fund shares will be made in full and fractional shares, computed to three decimal places.

Ultimus, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or ACH returned to the transfer agent for insufficient funds.

If you recently purchased shares, there is a 15-day delay from the date of the purchase to when redemption proceed will be sent out.

There is an annual pass through IRA maintenance fee of $15.00 that is charged by the IRA custodian on a per-account basis. This fee may be paid by the Adviser.

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The following disclosure related to the redemption of Fund shares is added to the Fund’s prospectus and replaces any contradictory disclosure in its entirety:

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A $25 fee will be charged against a shareholder’s account for overnight check processing. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.

To redeem shares from a retirement account, you may be required to complete an IRA distribution form. A $15 IRA closing fee may be imposed. This fee may be paid by the Adviser. IRA accounts are also redeemable by telephone by contacting the Fund’s transfer agent.

The Fund reserves the right to suspend the redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

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Effective immediately, the table under the section entitled “Performance” of the Fund’s prospectus is replaced in its entirety with the following:

Average Annual Total Returns

(for the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
Return before taxes	+20.13%	+ 6.08%	+ 8.39%
Return after taxes on distributions*	+19.22%	+ 4.56%	+ 7.26%
Return after taxes on distributions and sale of Fund shares*	+12.59%	+ 4.56%	+ 6.65%
S&P 500 Index:(reflects no deductions for fees, expenses or taxes)**	+31.49%	+11.70%	+13.56%
CitiGroup 3-Month Treasury Bill Index: (reflects no deductions for fees, expenses or taxes)**	+ 2.25%	+ 1.05%	+ 0.56%

* After tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** The S&P 500 Index represents the equity portion of the Fund’s portfolio and the CitiGroup 3-month Treasury Bill Index represents the cash/cash equivalent (money market) portion of the Fund’s portfolio. These blended indexes better represent the portfolio versus using the S&P 500 Composite Index only.

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This Supplement and the Fund’s existing Summary Prospectus, Prospectus and Statement of Additional Information dated April 17, 2020, as amended September 29, 2020 and December 22, 2020, provide relevant information for all shareholders and should be retained for future reference.  The Summary Prospectus, Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-541-3863.